 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2009

NEXAIRA WIRELESS INC.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-153868
(Commission File Number)

20-8748507

(IRS Employer Identification No.)

#1404 – 510 West Hastings Street, Vancouver, BC  V6B 1L8

(Address of principal executive offices and Zip Code)

(604) 682-5629

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this amendment to our current report on Form 8-K which was originally filed with the Securities and Exchange Commission on October 2, 2009 to include the financial statements of NexAira Inc.  Subsequent to our current report on Form 8-K filed on October 2, 2009, we determined to treat the acquisition of NexAira Inc. as a reverse acquisition and, as a result, there will be a deemed year end change.   As the acquisition occurred subsequent to our fiscal year ended August 31, 2009, we filed our Form 10-K for that fiscal year with the Securities and Exchange Commission on November 18, 2009 (which is incorporated by reference and is included as Exhibit 99.1 to this current report on Form 8-K/A).  This current report on Form 8-K/A includes the audited consolidated balance sheets of Nexaira Inc. and Subsidiary as of October 31, 2008 and 2007 and the related audited consolidated statements of operations and comprehensive income (loss), shareholders’ equity, and cash flows and each of the two years in the period ended October 31, 2008 in Item 9.01.  The unaudited consolidated balance sheet of Nexaira Inc. as at July 31, 2009 and 2008 and unaudited consolidated statements of operations and comprehensive income (loss), shareholders’ equity, and cash flows for each of the two years in the period ended July 31, 2009, are also included in Item 9.01.  In addition, because we have determined to treat the transaction as a reverse acquisition, we have also included Form 10 information for NexAira Inc. in Item 2.01.

We have determined that the reverse acquisition is considered a recapitalization therefore since it is not a business combination there is no need to provide proforma financial statements.

Our next Form 10-K filing will be for our fiscal year ended October 31, 2009 and subsequent filings will be based on an October 31 fiscal year end.

FORWARD-LOOKING STATEMENTS.

This current Form 8-K/A contains forward-looking statements. Forward-looking statements are projections in respect of future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intend”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in Item 1A “Risk Factors” of our Form 10-K filed November 18, 2009, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.  These risks and uncertainties include: a continued downturn in international economic conditions; the number of competitors with competitively priced products and services; our ability to secure patents for our proprietary technologies; our ability to bring new products to market; market demand for our products; shifts in industry capacity; product development or other initiatives by our competitors; fluctuations in the availability and cost of materials required to produce our products; delays in the implementation of our projects and disputes regarding the performance of our services; potential negative financial impact from claims, lawsuits and other legal proceedings or challenges; and other factors beyond our control.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

As used in this current Form 8-K/A, the terms “we”, “us” and “our” mean Nexaira Wireless Inc., formerly Technology Publishing, Inc., and/or Westside Publishing Ltd. and Nexaira Inc. and Nexaira, Inc. as the case may be. All dollar amounts refer to United States dollars unless otherwise indicated.

Item 1.01

Entry into a Material Definitive Agreement

Effective September 28, 2009, we entered into a share exchange agreement with our wholly-owned subsidiary, Westside Publishing Ltd., an Ontario corporation, NexAira Inc. (“NexAira”), an Alberta corporation, NexAira’s wholly-owned subsidiary, NexAira, Inc., a California corporation, the shareholders of NexAira as set out in Schedule 1 to the Exchange Agreement, 0793296 B.C. Ltd., a British Columbia corporation, and 885084 Alberta Inc., an Alberta corporation, whereby we agreed to:

(a)

acquire all of the issued and outstanding common shares in the capital of NexAira from the shareholders of NexAira in consideration for the issuance, by us, of 15,489,262 common shares in the capital of our company on the basis of 1.75 shares of our common stock for every one NexAira share;

(b)

acquire all of the outstanding warrants of NexAira from 0793296 B.C. Ltd and 885084 Alberta Inc. in consideration for the issuance, by us, of 1,575,000 warrants on the basis of 1.75 of our warrants for every one NexAira warrant, with each of our warrants entitling the holder to purchase one share of our common stock;

(c)

acquire all of the outstanding options of NexAira from the option holders of NexAira in consideration for the issuance, by us, of 9,529,034 options on the basis of 1.75 of our options for every one NexAira option, with each of our options entitling the holder to purchase one share of our common stock; and

(d)

assumed debt in the amount of $1,600,000 owed by NexAira to 0793296 B.C. Ltd., being a portion of the convertible debenture in the principal amount of $1,950,000 issued by NexAira to 0793296 B.C. Ltd.

The closing of the share exchange agreement was conditional upon, among other things, our company and NexAira receiving all necessary third party consents; no material adverse changes having occurred with respect to the business or assets of our company, NexAira or its wholly-owned subsidiary since the effective date of the share exchange agreement; and our company agreeing to undertake a future private placement equity financing on terms to be determined.  A copy of the share exchange agreement is attached hereto as Exhibit 10.1.  Please see Exhibit 10.1 for a complete description of the terms of the share exchange agreement.

Item 2.01

Completion Of Acquisition Or Disposition Of Assets

The disclosure under Item 1.01 of this current report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

The closing of the share exchange agreement occurred on September 29, 2009. On such date, we acquired all of the issued and outstanding common shares of NexAira in exchange for the issuance of 15,489,262 shares of our common stock to the shareholders of NexAira.

We also entered into an assumption agreement dated September 29, 2009 with NexAira and 0793296 B.C. Ltd., pursuant to which we assumed $1,600,000 of the principal of the $1,950,000 convertible debenture issued by NexAira to 0793296 B.C. Ltd.  A copy of the assumption agreement is attached hereto as Exhibit 10.2.

The securities of our company issued to the securityholders of NexAira upon the closing of the share exchange agreement and the assumption agreement were issued to 22 non-U.S. persons (as that term is defined in Regulation S promulgated under the Securities Act of 1933) in an offshore transaction and one U.S. person. In issuing these securities, we relied on exemptions from registration contained in Regulation S, Regulation D and/or Section 4(2) of the Securities Act of 1933.

About NexAira

Founded in 2005, NexAira is headquartered in San Diego, California. It is principally engaged in the business of developing and delivering 3G and 4G wireless routing solutions. It provides its customers with innovative routing solutions, delivering speed, reliability and security to service providers and enterprise customers worldwide.

NexAira’s routing solutions are simple to install, yet provide the advanced management and business class features demanded by the most sophisticated users. NexAira’s i3 graphical user interface makes routing platforms quick and easy to install, providing the functionality, performance and ease of use expected in the market today.  NexAira routing devices are ideal for high availability applications, acting as the primary router to wireless, DSL or cable networks and can also be used to provide complete device and network redundancy in WAN-failover/ fail back applications.

FORM 10 INFORMATION

BUSINESS

Corporate History

We were incorporated in the State of Nevada on March 19, 2007. On June 1, 2007, we entered into a share purchase agreement with Slawek Kajko, president, secretary, treasurer and a director of our company, whereby we acquired all of the issued and outstanding shares of Westside Publishing Ltd. in consideration for the issuance of a promissory note in the amount of $28,047. Westside Publishing Ltd. became our wholly-owned subsidiary and we commenced the business of publishing and selling advertising for a consumer electronics magazine entitled Canada HiFi. In addition to this, we also provide graphic design services.

Our former wholly-owned subsidiary, Westside Publishing Ltd., was incorporated in the Province of Ontario, Canada on September 19, 2003.  We divested Westside Publishing Ltd. effective October 28, 2009 as consideration for the cancellation of 40.8 million shares of our restricted common stock, which cancellation occurred on October 30, 2009.

On September 28, 2009, we entered into a share exchange agreement, which closed effective September 29, 2009, with our former subsidiary, Westside Publishing Ltd., Nexaira Inc., an Alberta corporation (“Nexaira”), Nexaira’s wholly-owned subsidiary, Nexaira, Inc., a California corporation, and the security holders of Nexaira, whereby we agreed to acquire all of the issued and outstanding common shares in the capital of Nexaira from its shareholders in consideration for the issuance, by us, of 15,489,262 restricted common shares in the capital of our company on the basis of 1.75 shares of our common stock for every one Nexaira share.

Effective October 26, 2009, we completed a merger with our subsidiary, Nexaira Wireless Inc., a Nevada corporation which was incorporated solely to effect a change in our name to better reflect the nature of our business.  As a result, we have changed our name from “Technology Publishing, Inc.” to “Nexaira Wireless Inc.”.  The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on November 2, 2009 under the new stock symbol “NXWI”.

Our Business

About Westside Publishing Ltd.

During our fiscal year ended August 31, 2009, we published and sold advertising for a consumer electronics magazine entitled Canada HiFi through our former subsidiary, Westside Publishing Ltd.. In addition to this, we also provided graphic design services.

Effective October 28, 2009, after carefully considering the fit of Westside Publishing Ltd. with the future business plans being executed by the management of our new wholly-owned subsidiary, Nexaira, our board of directors made a decision to divest all of our company’s interest in and to Westside Publishing Ltd. As consideration for this divestment of Westside Publishing Ltd., 40,800,000 restricted common shares held by our former president were surrendered for cancellation. As a result of the divestment of Westside Publishing, our business is now solely focused on the development of wireless routing solutions through the operations of our subsidiary, Nexaira. On October 30, 2009, 20,000,000 restricted common shares held by a former officer and director were surrendered for cancellation under a return to treasury agreement.  Each of the share cancellations were effective as of October 30, 2009.

About Nexaira Inc.

Effective September 29, 2009 as disclosed in our current report on Form 8-K as filed with the Securities and Exchange Commission on October 2, 2009, we entered into a share exchange agreement with Westside Publishing, Nexaira,  Nexaira’s wholly-owned subsidiary, Nexaira, Inc., and the security holders of Nexaira. We agreed to acquire all of the issued and outstanding common shares in the capital of Nexaira from the shareholders of Nexaira in consideration for the issuance, by us, of 15,489,262 shares of our common stock.  With the divestment of Westside Publishing Ltd., on October 28, 2009, our current subsidiaries are Nexaira Inc., an Alberta corporation and Nexaira, Inc., a California corporation.  We plan to file an amendment to our current report on Form 8-K filed on October 2, 2009 to reflect a recapitalization of our company, with Nexaira being the acquirer. Under recapitalization accounting, Nexaira is considered the acquirer for accounting and financial reporting purposes, and is considered to have acquired the assets and assumed the liabilities of Technology Publishing, Inc.

Nexaira develops and delivers third and fourth generation (3G/4G) Wireless Routing Solutions that offer speed, reliability and security to mobile operators, service providers; value added resellers (VARS), enterprise customers and original equipment manufacturers (OEM) worldwide.  Recognizing the need for competitively priced, high quality wireless broadband devices in 2008, Nexaira designed and developed customizable branded routing platforms to compete against both wireline and other wireless broadband data applications.

Nexaira believes that its routing solutions are simple to install, yet provide the advanced management and business class features demanded by the most sophisticated users. The patent pending I3 GUI (Graphical User Interface) makes routing platforms quick and easy to install providing the functionality, performance and ease of use expected in the market today.  Nexaira believes its routing devices are ideal for high availability applications acting as the primary router to wireless, DSL, landline or cable networks, applications for fixed and Internet access, or can be used to provide complete device and network redundancy in wan-failover/ fail back applications. Headquartered in San Diego with an office in Vancouver, Nexaira has thirty employees.

When Nexaira was formed in 2005, the key focus was to build an organization focused on wireless data communications technology and to develop key supplier and customer relationships. This close involvement with suppliers and customers allowed Nexaira to develop an innovative plan for the development and delivery of new products and services to satisfy customer needs and to realize the benefits of being in the forefront of an industry poised to grow exponentially over the coming years.

In 2008, Nexaira management initiated the development of a new wireless routing platform and for the first time in its history began writing its own proprietary firmware and software while positioning Nexaira for significant growth. Nexaira continued to deliver approximately $12 million in distribution revenue in 2008 as it did in 2007 but retooled its operations and processes to provide compelling 3G/ 4G wireless routing solutions that we believe are highly competitive in both function and price.  Management anticipated the effect of exiting elements of the non strategic low margin distribution business in 2009 and knowing the impact on revenues made appropriate adjustments in its cost structure. In December of 2008, Nexaira launched its consumer class router followed by its highly acclaimed I3 GUI in March 2009.  In May 2009 it launched its first “Business Class Product” and signed its first carrier customer.

Nexaira has hired what we believe to be, an exceptional team that has developed highly functional wireless firmware and software data technologies that have multiple potential patents that are in the process of being filed. Our development staff has also engineered a proprietary next generation wireless 3G/4G router that we believe will outperform the competition at a lower price and maintaining significant gross margins. In parallel with this product development, we believe Nexaira has built an experienced sales and marketing team that may lead our company into this growing marketplace.

Nexaira’s Business and Outlook

Nexaira intends to be an emerging provider of wireless broadband data solutions for business.  We believe that the Nexaira product line will enable carriers, mobile operators, enterprises and service providers to expeditiously connect to, maintain and manage high-speed data connections rivaling traditional landline connectivity, with unmatched functionality, speed to market and ease of use.  Nexaira’s wireless broadband data solutions combine an intuitive user interface (I3 GUI) with advanced firmware and software which we believe will ensure users benefit from the industry’s most advanced features and functionality.

We believe Nexaira’s proprietary routing solutions are simple to install, yet provide the advanced business grade feature sets demanded by the most sophisticated users. Leading service providers have selected Nexaira’s broadband data solutions for their high availability and wide area network (WAN) failover applications using the 3G cellular network to automatically “back up” or “stand in” when service from wireline networks is interrupted.   Additionally we believe that carriers and service providers can dramatically decrease the cost and management of their installed hardware base by using Nexaira’s advanced firmware extending the shelf life of their customer premise equipment and providing critical device updates through simple downloads.  Nexaira enables its customers to bring customized wireless broadband solutions to market more quickly and cost effectively than traditional wireline offerings such as DSL, Cable or T-1s.

Nexaira’s hardware-agnostic broadband router firmware and intuitive user interface enables a non-technical user to quickly and effortlessly setup a network and establish a secure Internet connection.

In addition, the superior management tools and reliable operating design supports the needs of the largest customer networks that rival existing wireline deployments but have all the benefits of wireless.

Future Strategy.  We intend to:

-

Continue to build on our Intellectual Property (IP) by designing and developing leading edge wireless routering solutions including industry leading firmware and software

-

Price these solutions aggressively for rapid channel adoption

-

Deliver routing platforms with all the security and management features historically only found on wireline routers

-

Develop and deliver a suite of managed solutions through:

-

Carriers

-

Intellectual Technology (IT) Resellers

-

Wireless operators

-

Distribution Channels

Products and Services

Nexaira has spent approximately $1,900,000 through July 31, 2009 on research and development activities of which $900,000 has been capitalized as software development costs in accordance with ASC 985-20, formerly Statement of Financial Accounting Standards (“SFAS”) No. 86, issued by the Financial Accounting Standards Board (FASB).  Software development costs are capitalized when technological feasibility and marketability of the related product has been established. Capitalized software costs are amortized on a product-by-product basis, beginning when the product is available for general release to customers.   General release of our company’s software product is expected to occur at the end of February 2010.  Therefore no amortization expense has been recorded to date. The amount spent to date has been borne solely by Nexaira versus directly by customers.

Marketing and Sales Activities

Nexaira seeks to realize on opportunities that may develop in multiple business verticals across many market segments. We deliver the technology-related insights necessary for our clients to make the right decisions when planning their transition to wireless deployments from wireline.

The verticals listed below support our marketing and sales focus as to where interest exists, product is being tested and/or sales are being made.  Management is confident that the market is in an early adopter stage for our products and that all of these verticals will contribute to our anticipated revenue growth. Sales and marketing activities are currently underway in each of the following areas:

Wan Failover - Business continuity – Existing wireline network installations for customers of Tier One and Tier Two carriers want a solution that ensures their services are not interrupted in the event of a network or device failure. We believe our products provide seamless continuity and connectivity.

Primary CPE (Customer Premise Equipment) - We intend to compete head on with traditional landline routing products by offering higher function and lower cost than what MSPs (Managed Service Providers) have available to choose from  today with the unique capability of both landline and 3G network connectivity.

Small Medium Sized Businesses (SMB) & Merchants – This vertical is made up of QSR (Quick Service Retail) and small businesses needing quick and simple installations but have neither the time nor the patience to wait for scheduled installation, which traditionally could take several weeks.

Last Mile Solution due to lack of existing facilities - There are many areas in the United States and around the world, especially in emerging markets, where copper, DSL or cable has not been installed.  The opportunity exists to supply wireless broadband services in this niche market.

Emerging and developing markets in Brazil, Russia, India, and China (BRIC),  Latin America, Mid Eastern and African countries are growing faster than in developed countries and have taken the approach that wireline solutions are no longer the optimal choice for last mile.

Competition

Current industry research indicates that wireless data service providers have reached an inflection point with wireline data service providers. The competition is divided into two distinct categories:

-

Legacy wireline providers who:

-

treat wireless as a consumer routing application;

-

use Cisco and Juniper type devices that cost in excess of $1,000 per unit; and

-

have limited cellular modem support and controlled modem distribution and pricing.

-

Wireless device manufactures targeting consumers that do not provide business class solutions including:

-

 reliability and availability protocols;

-

security and access protocols; and

-

remote management.

Technology

Through our investment in research and development activities we have developed a line of routing solutions under the NEXWARE service mark which has two targeted segments:

Business Market

Provides business-grade network reliability and security for wireless routers, including:

-

business continuity via cellular 3G/4G backup to wireline service

-

business class security protocols to support confidential data

-

a suite of Quality of Service (QoS) options to support business performance

-

Small Business Call Management supporting voice services over 3G/4G technologies

Provides business-grade networking speeds with cellular WAN algorithms and high gain antennas and wireless routers, including:

-

XtremeSpeed, providing fastest 3G Performance required for business applications

-

High Gain Directional Antennas, providing improved performance from:

-

Increasing signal gain 10 times

-

Decreasing noise 10 times

-

Increases connection reliability

Consumer Market

Nexware’s ease of use connection manager:

-

provides auto-configuration to any modem card on any network, and

-

reduces the number of returns and support calls.

Nexware i3Graphical User Interface and Desktop Gadgets:

-

provides ease of use and higher customer product acceptance,

-

enables end-users to do self-installations, and

-

improves customer satisfaction.

Intellectual Property

We have applications pending and/or registered trademarks/service-marks for our entire product portfolio, including:

NexWareTM for the family of firmware products

NexWaveTM for the family of wireless antennas

NexCallTM for the family of call management products

XtremeSpeedTM for NexWareTM wireless algorithm optimization

i3GUITM for  NexWareTM Iconic Graphical User Interface

We have patents pending or we are in the process of filing for patent protection in multiple areas.

Employees

Nexaira’s operations are headquartered in San Diego, California and our corporate offices are in Vancouver, British Columbia.  Together, we have thirty employees.

RISK FACTORS.

The information required by this Item is incorporated by reference from the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended August 31, 2009, as filed with the Securities and Exchange Commission on November 18, 2009, which is included as Exhibit 99.1 to this current report on Form 8-K/A.

FINANCIAL INFORMATION.

Management’s Discussion and Analysis or Plan of Operations

The following discussion of our consolidated financial condition and results of operations should be read in conjunction with our Consolidated Financial Statements, related notes and the Forward Look Statements note included elsewhere in this report.

Overview and Background

We develop and deliver third and fourth generation (3G/4G) Wireless Routing Solutions that offer speed, reliability and security to mobile operators, service providers; value added resellers (VARS), enterprise customers and original equipment manufacturers (OEM) worldwide.  Recognizing the need for competitively priced, high quality wireless broadband devices in 2008, we designed and developed customizable branded routing platforms to compete against both wireline and other wireless broadband data applications.

We believe our proprietary routing solutions are simple to install, yet provide the advanced business grade feature sets demanded by the most sophisticated users. Leading service providers have selected our broadband data solutions for their high availability and wide area network (WAN) failover applications using the 3G cellular network to automatically “back up” or “stand in” when service from wireline networks is interrupted.   Additionally we believe that carriers and service providers can dramatically decrease the cost and management of their installed hardware base by using our advanced firmware extending the shelf life of their customer premise equipment and providing critical device updates through simple downloads.  Our products and services enable our customers to bring customized wireless broadband solutions to market more quickly and cost effectively than traditional wireline offerings such as DSL, Cable or T-1s.

Our hardware-agnostic broadband router firmware and intuitive user interface enables a non-technical user to quickly and effortlessly setup a network and establish a secure Internet connection.

In addition, the superior management tools and reliable operating design supports the needs of the largest customer networks that rival existing wireline deployments but have all the benefits of wireless.

Future Strategy.  We intend to:

-

Continue to build on our Intellectual Property (IP) by designing and developing leading edge wireless routering solutions including industry leading firmware and software

-

Price these solutions aggressively for rapid channel adoption

-

Deliver routing platforms with all the security and management features historically only found on wireline routers

-

Develop and deliver a suite of managed solutions through:

-

Carriers

-

Information Technology (IT) Resellers

-

Wireless operators

-

Distribution Channels

Management’s Plan of Operations

After months of working with our customers to refine our hardware and firmware and overcoming a series of technical, re-organizational and financial challenges and issues associated with changing the strategy and culture of the organization, our company is positioned to comercialize our router solutions and increase our current revenue stream.  Our planned revenue growth and return to profitabilty it expected to come as a result of the raising of new capital to support the introduction of our (1) innovative and patent pending proprietary technology, (2) the launch of our new suite of products catering to the growing 3/4G wireless segment and (3) an experience sales and operations team focused on the wireless marketplace.

With its base of current customers and a diversified expanding target market, we believe our new suite of products will create one-time and recurring revenue, yielding higher gross profit margins as compared to the current distribution based business model.

Notwithstanding the historical operating results over the last eighteen months, management believes that the true value of our Company rests in the changes and progress made over the past twelve months which should provide a unique and sustainable competitive advantage.  With the introductions of our new router solutions, management intends to leverage our existing loyal customer base who support our products and future direction; enhance our fulfilment expertise to provide unique packaging and delivery of the Netware software; strenghthen our business relationships with strategic vendors; and continue to be innovative in developing  software and firmware to meet our customers’ needs.  We will continue to strengthen our management and board by attracting seasoned executives with marketing, finance and technical expertise from the wireless and wireline industries.

Looking forward over the next 12 months, we believe that we have established a strong foundation of IP (Intellectual Property), industry relationships, quality assurance methodologies and proprietary enabling technology, NexWareSM, that can be readily adapted to meet the needs of specific partners and markets. Our objectives over the next 12 months are to continue to build value inside the business and move our company to a more profitable stage of growth. To support this growth, we are seeking short term equity of $3-5 million over the next 3-6 months.  This further investment will provide the capital necessary to drive our new business model, launch our new products, meet our customers’ needs and increase shareholder value.

Nine Months Ended July 31, 2009 Compared to the Nine Months Ended July 31, 2008

Total revenues for the nine months ended July 31, 2009 were $4,441,926 compared to $8,995,908 for the same period in 2008. The decrease in revenues for the first nine months compared to the same period in 2008 was primarily attributable to the general downturn in the module business, increased competition from product lines from offshore data card manufactures, the disruption in the supply of data cards with one of its suppliers early in the year and management decision to focus on building its own line of software focus to compliment the distribution business.  Gross profit for the nine months ended July 31, 2009 amounted to $1,167,604 or 26.3% of total revenues.  This compares to gross profit of $1,786,827 or 19.9% of total revenues for the nine months ended July 31, 2008.  The increase in gross margin for the first nine months ended July 31, 2009 reflects management’s decision to change its pricing policy associated with end of life products and adjust its pricing of associated with its branding and provisioning services.

Total operating expenses amounted to $3,218,929 for the nine months ended July 31, 2009 compared to $2,531,149 for the same period in 2008.  This $687,780 increase relates to re-organizational costs incurred during the period, stock based compensation expense and costs associated with developing its router software business including legal fees, trips abroad, marketing, new personnel and expanding its facilities.

The loss from operations amounted to $2,277,004 for the first nine months compared to a loss of $755,290 for same period in 2008 due to lower sales and increased costs as noted above. Net loss after interest and income taxes amounted to $2,278,104 for the nine month period ended July 31, 2009, an increase of $1,519,426 over the same period in 2008. With the sales of our new line of routers due to gain traction in the first quarter of fiscal 2010 and a continued demand and supply of broadband data cards, it is anticipated that the company’s losses will decrease year over year.  The budgeted losses for the first nine months of fiscal 2009 associated with the restructuring of the company was covered by one its primary investors and lenders.

Year Ended October 31, 2008 Compared to Year Ended October 31, 2007

Total revenues for the year ended October 31, 2008 were $12,128,852 compared to $12,625,896 for the year ended October 31, 2007, a decrease of $497,044.   Gross profit for the year ended October 31, 2008 amounted to $2,397,358 or 19.8% of total revenues compared to $2,650,179 or 20.9% of total revenues for the year ended October 31, 2007.

Total operating expenses amounted to $3,507,003 for the year ended October 31, 2008 compared to $2,315,029 for the year ended October 31, 2007.  This $1,192,004 increase relates to re-organizational, transformation and start up costs associated with establishing the router software and firmware division to compliment the distribution business including increased selling, general and administration expenses, expanded facilities, legal, consulting fees, new accounting system, generating marketing materials and collaterals, hiring experienced staff and incurring legal fees associated with negotiating a supply contract with our offshore router manufacturer. These development, transformation and start up costs were funded from proceeds of $1,000,000 raised through a private equity transaction.

The loss from operations amounted to $1,109,845 for the year compared to income from operations of $335,150 for the year ended October 31, 2007. The net loss after interest, stock-based compensation and income taxes amounted to $1,030,994 for the year ended October 31, 2008 as compared to net income of $340,446 for the year ended October 31, 2007.

PROPERTIES.

The information required by this Item is incorporated by reference from the section entitled “Item 2 - Properties” in our Form 10-K for the fiscal year ended August 31, 2009, as filed with the Securities and Exchange Commission on November 18, 2009, which is included as Exhibit 99.1 to this current report on Form 8-K/A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The information required by this Item is incorporated by reference from the section entitled “Item 12 - Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 9B – Other Information” in our Form 10-K for the fiscal year ended August 31, 2009, as filed with the Securities and Exchange Commission on November 18, 2009, which is included as Exhibit 99.1 to this current report on Form 8-K/A.

DIRECTORS AND EXECUTIVE OFFICERS.

The information required by this Item is incorporated by reference from the section entitled “Item 10 – Directors, Executive Officers and Corporate Governance” in our Form 10-K for the fiscal year ended August 31, 2009, as filed with the Securities and Exchange Commission on November 18, 2009, which is included as Exhibit 99.1 to this current report on Form 8-K/A.

EXECUTIVE COMPENSATION.

The information required by this Item is incorporated by reference from the section entitled “Item 11 - Executive Compensation” in our Form 10-K for the fiscal year ended August 31, 2009, as filed with the Securities and Exchange Commission on November 18, 2009, which is included as Exhibit 99.1 to this current report on Form 8-K/A.

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

The information required by this Item is incorporated by reference from the section entitled “Item 13 - Certain Relationships and Related Transactions, and Director Independence”  in our Form 10-K for the fiscal year ended August 31, 2009, as filed with the Securities and Exchange Commission on November 18, 2009, which is included as Exhibit 99.1 to this current report on Form 8-K/A and in the audited consolidated financial statements of Nexaira Inc. and subsidiary as of October 31, 2008 and 2007 and the unaudited consolidated interim financial statements of Nexaira Inc. as at July 31,2009 and 2008, which are includedwith this Form 8K-A as Exhibit 99.2.

Item 9.01.

Financial Statements and Exhibits.

LEGAL PROCEEDINGS.

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to our interest.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The information required by this Item is incorporated by reference from the section entitled “Item 5 – Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in our Form 10-K for the fiscal year ended August 31, 2009, as filed with the Securities and Exchange Commission on November 18, 2009, which is included as Exhibit 99.1 to this current report on Form 8-K/A.

RECENT SALES OF UNREGISTERED SECURITIES.

The information required by this Item is incorporated by reference from the section entitled “Item 5 – Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in our Form 10-K for the fiscal year ended August 31, 2009, as filed with the Securities and Exchange Commission on November 18, 2009, which is included as Exhibit 99.1 to this current report on Form 8-K/A.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

Not applicable.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Nevada corporation law provides that:

-

a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful;

-

a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper; and

-

to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation must indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

We may make any discretionary indemnification only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

-

by our stockholders;

-

by our board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

-

if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion;

-

if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion; or

-

by court order.

Our articles of incorporation provide that we must indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of our company) by reason of the fact that he or she is or was a director of our company or is or was serving as a director, officer, employee or agent of another entity at the request of our company or any predecessor of our company against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees and disbursements) that he or she incur in connection with such action or proceeding.

Our bylaws also provide that we must indemnify our directors and officers to the fullest extent not prohibited by the Nevada Revised Statutes; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we must not be required to indemnify any director or officer in connection with any proceeding (or part of such proceeding) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by our board of directors, (iii) such indemnification is provided by our company, in its sole discretion, pursuant to the powers vested in our company under the Nevada Revised Statutes or (iv) such indemnification is required to be made by any court of competent jurisdiction. We also have power to indemnify our employees and other agents as set forth in the Nevada Revised Statutes.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

The audited consolidated balance sheets of Nexaira Inc. and subsidiary as of October 31, 2008 and 2007 and the related audited consolidated statements of operations and comprehensive income (loss), shareholders’ equity, and cash flows and each of the two years in the period ended October 31, 2008, are included with this current report on Form 8-K/A as Item 9.01.

The unaudited consolidated interim balance sheet of Nexaira Inc. as at July 31, 2009  and unaudited consolidated statements of operations and cash flows for the nine months ended July 31, 2009 and 2008, are included in this Form 8K-A as Item 9.01under Note 14 of the October 31, 2008 and 2007 audited consolidated financial statements  of  Nexaira Inc. and Subsidiary.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL

 DISCLOSURE.

None

Item 3.02.

Unregistered Sales Of Equity Securities

The disclosure under Item 2.01 of this current report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the closing of the share exchange agreement, Slawek Kajko resigned as the president, secretary and treasurer of our company, Edward Dere resigned as the vice-president and a director of our company and the following persons were appointed as officers and directors of our company:

Mark Sampson	President, Chief Executive Officer and Director
Ralph Proceviat	Chief Financial Officer and Director
Brad Weinert	Director
James Grey	Director
Garry Bourns	Director
Bernard Parkinson	Director
Sherrill Aspin	Corporate Secretary
Carl Silva	Chief Scientist and Vice President of Technology Nexaira, Inc.
Rusty Wright	Vice President of Marketing and Products Nexaira, Inc.
JR Yakel	Vice President of Sales Nexaira, Inc.

On September 29, 2009, subsequent to the appointment of the new directors to the Board, Slawek Kajko resigned as a director of our company.

Business Experience

Mark Sampson - 53

Mr. Sampson has over 20 years of executive management experience in the telecommunications and information technology sectors with data and Internet companies such as AT&T Canada and Telus Advanced Communications and has served as president and chief executive officer of both public and private companies.  He was appointed president of NexAira in May of 2008 and chief executive officer in August 2008.  From August 2007 to date, he has been a partner at Level 10 Capital Corp.  From December 2005 to January 2007 he served as president and chief executive officer of GEM Solutions Inc. and from December 2003 to December 2005 he was president and chief executive officer of IP Applications Ltd.

Ralph Proceviat - 59

Mr. Proceviat is a Chartered Accountant with more than 25 years of business experience in diverse industries including high technology, telecommunications, real estate development and brokerage and manufacturing.  He has held various executive positions with public and private organizations operating throughout the United States and Canada.  He was appointed chief financial officer of NexAira Inc. in May 2008 and is a member of its board of directors. He has been the president of Level 10 Capital Corp. since May 2007.  From 2001 to 2005, he was the chairman and president of ThrillTime Entertainment International, Inc., a publicly traded company.  He has a contract with Clean Power Concepts, Inc., a publicly traded company, as the company’s chief financial officer.

Brad Weinert - age 50

Mr. Weinert has more than 27 years of experience in the high-technology industry in including wireless data networking, computer software, local and wide area networking, telecommunications, online commerce and computer hardware and peripherals in both public and private companies.  He most recently served as President for Novatel Wireless from August 2007 to December 2008 and as acting CEO from November 2006 to August 2007, Chief Operating Officer (November 2006 to August 2007); Sr. Vice President of Business Development (March 2003 to April 2006).

 James Grey – 62

Mr Grey is a veteran IT and Telecom executive with over 30 years of business development experience for companies including Radiant Communications (RCN.V), BC Telecom, Telus and IBM. As CEO of Radiant, Jim led the company from a start up to one of Profit Magazine’s fastest growing companies reaching 27th position in 2004.  Mr. Grey left Radiant in October 2005 as President and CEO after 51/2 years.

Garry Bourns - 49

Mr. Bourns brings over 19 years of experience in wireless and GPS technology with both public and private companies, including extensive success initiating and growing new wireless data businesses in emerging markets. Prior to founding NexAira in 2004, Mr. Bourns led business development for Wavecom Inc. in San Diego, where he was responsible for North American carrier relations including significant distribution deals with Sprint, Verizon, AT&T, Rogers and Canada Bell.

Bernard Parkinson - 56

Mr. Parkinson brings 20 years of experience in corporate general management and operations.  Prior to founding NexAira in 2004 he held the position of Director of Business Development of Bell West Inc. (a wholly owned subsidiary of BCE Inc.) from 2000 to 2005.  He currently holds the position of president and CEO of Platinum Communications a TSX Venture Exchange company.

Sherrill Aspin - 60

Ms. Aspin has more than 30 years of business experience spanning a number of industries in the private and public sectors.  Ms. Aspin completed the Canadian Securities Course through the Canadian Securities Institute in 1981 and in 1995 she completed the Corporate Governance of VSE Issuers Course through Simon Fraser University, B.C.  She was appointed Corporate Secretary of NexAira Inc. in February 2009 and has been responsible for all corporate governance and administrative functions for the portfolio investments under the Level 10 Capital group of companies since March 2007.  From April 1994 to January 2005 she was the corporate secretary and a director of ThrillTime Entertainment International, Inc., a publicly traded company.

Carl Silva - 46

Mr. Silva has over 24 years of experience in the telecommunications and high tech industries, in business development, software engineering and systems engineering. From July 2006 to May 2008, Mr. Silva was president and chief executive officer of Cognigen Business Systems, Inc., a joint venture of ABP and Cognigen Networks, Inc. (NASDAQ: CNGW), formed for the purpose of providing broadband services to the quick service retail industry.  From May 2003 to July 2006, Mr. Silva was a founder and senior managing partner of Anza Borrego Partners, a management consulting firm. From July 1998 to May 2003, he was senior vice-president of SAIC’s Converged Network Professional services organization and from September 1994 to June 1998, he was with Telcordia Technologies. Mr. Silva also has been a member of the board of directors of Onstream Media (NASDAQ: ONMS) since July 2006.

Rusty Wright - 51

Mr. Wright has been in the data communications industry for over 25 years, serving in a wide degree of functions including engineering, operations, marketing, sales and consulting. Mr. Wright’s consulting firm was hired by NexAira in February 2008 and he accepted the position of vice president of marketing and product with NexAira in June 2008. From January 2006 until February 2007, he was senior vice-president at GEM Solutions. He held senior. management positions at Netifice from June 2003 to August 2005, as well as at Cerberus, Yipes and most notably, as vice president of data sales for AT&T Canada.

JR Yakel - 41

Mr. Yakel has more than 15 years of experience in wireless and networking industries, including senior sales positions at Novatel and Sprint.  He was appointed vice-president of sales of NexAira in August 2007.  From July 2006 to August 2007, he served as major account manager into Sprint for Novatel Wireless and from 2000 to 2006, he held vendor management positions with Sprint.

Family Relationships

There are no family relationships among any of Mark Sampson, Ralph Proceviat, Carl Silva, Rusty Wright, JR Yakel, Sherrill Aspin, Brad Weinert, James Grey, Garry Bourns or Bernard Parkinson.

Certain Related Transactions and Relationships

We have not been a party to any transaction with any of Mark Sampson, Ralph Proceviat, Carl Silva, JR Yakel, Rusty Wright, Sherrill Aspin, Brad Weinert, James Grey, Garry Bourns or Bernard Parkinson since the inception of our company on March 19, 2007, nor are we a party to any currently proposed transaction with any of the foregoing in which we were or will be a participant and where the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at last completed year-end, other than the transactions undertaken in connection with the closing of the share exchange agreement described in Item 1.01.

The audited consolidated balance sheets of Nexaira Inc. and subsidiary as of October 31, 2008 and 2007 and the related audited consolidated statements of operations and comprehensive income (loss), shareholders’ equity, and cash flows and each of the two years in the period ended October 31, 2008, are included with this Form 8K-A as Exhibit 99.2. The unaudited consolidated interim balance sheet of Nexaira Inc. as at July 31, 2009  and unaudited consolidated statements of operations and cash flows for the nine months ended July 31, 2009 and 2008, are included as Note 14 to these audited consolidated statements.

Exhibits

10.1

Share Exchange Agreement dated September 29, 2009 among our company, Westside Publishing Ltd., NexAira Inc., a private California corporation, NexAira, Inc., a California corporation, the shareholders of NexAira Inc., 0793296 B.C. Ltd., a British Columbia corporation, and 885084 Alberta Inc., an Alberta corporation (incorporated by reference from our Form 8-K filed on November 9, 2009).

10.2

Assumption Agreement dated September 29, 2009 among our company, 0793296 B.C. Ltd., a British Columbia corporation, and 885084 Alberta Inc., an Alberta corporation . (incorporated by reference from our Form 8-K filed on November 9, 2009).

99.1

Form 10-K for the fiscal year ended August 31, 2009 (incorporated by reference and filed with the Securities and Exchange Commission on November 18, 2009).

99.2*

The audited consolidated balance sheets of Nexaira Inc. and subsidiary as of October 31, 2008 and 2007 and the related audited consolidated statements of operations and comprehensive income (loss), shareholders’ equity, and cash flows and each of the two years in the period ended October 31, 2008, are included with this Form 8K-A as Item 9.01. The unaudited consolidated interim balance sheet of Nexaira Inc. as at July 31, 2009  and unaudited consolidated statements of operations and cash flows for the nine months ended July 31, 2009 and 2008, are included under Note 14 to these audited consolidated statements.

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXAIRA WIRELESS INC.

By:

“Mark Sampson”

Name:

Mark Sampson

Title:

President, Chief Executive Officer and Director
Dated:

December 14, 2009